UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K
                                    ________


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


                                NOVEMBER 3, 2008
                                ________________
                Date of Report (Date of earliest event reported)


                            AMERICAN EXPLORATION CORP.
                            __________________________
             (Exact name of registrant as specified in its charter)

            NEVADA                    333-141060                  98-0518266
            ______                    __________                  __________
(State or other jurisdiction   (Commission File Number)         (IRS Employer
       of incorporation)                                     Identification No.)

                  1915 - 27TH AVENUE NE
                        SUITE 110
                CALGARY, ALBERTA, CANADA                    T2E 7E4
                ________________________                   _________
        (Address of principal executive offices)           (Zip Code)


                                 (403) 735-5009
                                 ______________
               Registrant's telephone number, including area code

                                       N/A
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425  under  the  Securities  Act (17
    CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12  under  the Exchange Act (17 CFR
    240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
     Act (17 CFR 240.13e-4(c))

SECTION 1. REGISTRANT'S BUSINESS AND OPERATIONS

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT


Effective on November 3, 2008, the Board of Directors (the "Board") of American Exploration Corp., a Nevada corporation (the "Company"), authorized the execution of an option agreement (the "Option Agreement") with Westrock Land Corp, a private Texas corporation ("Westrock"). In accordance with the terms and provisions of the Option Agreement: (i) Westrock owns all right, title and interest in and to approximately 5,000 net acres in oil and gas leases (the "Leases"), located in the offshore region of the Gulf Coast of the United States; (ii) Westrock has disclosed to the Company that a well must be spudded (commencement of drilling) no later than May 31, 2009; (iii) the Company desires to acquire a 75% net revenue interest in the Leases at $625.00 per net acre for a total purchase price of approximately $3,125,000; and (iv) the Company has until November 17, 2008 to complete its due diligence (the "Option Period").

It is anticipated that in the event the due diligence is completed satisfactory to the Company, the effective date of conveyance of the net revenue interest in the Leases to the Company will occur on approximately November 17, 2008.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(A) FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

Not applicable.

(B) PRO FORMA FINANCIAL INFORMATION.

Not applicable.

(C) SHELL COMPANY TRANSACTION.

Not applicable.

(D) EXHIBITS.

10.1 Option Agreement between American Exploration Corp. and Westrock Land Corp. dated November 3, 2008.

99.1 News Release of American Exploration Corp. dated November 3, 2008.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                           AMERICAN EXPLORATION CORP.

DATE:  NOVEMBER 6, 2008.               /s/ STEVEN HARDING
                                       ________________________________________
                                       NAME: STEVEN HARDING
                                       TITLE: PRESIDENT/CHIEF EXECUTIVE OFFICER